                                                              [PIONEER LOGO]

       PIONEER
       FUND

       ----------------------
       ANNUAL REPORT 12/31/99
       ----------------------

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

    Letter from the Chairman                                    1

    Portfolio Summary                                           2

    Performance Update                                          3

    Portfolio Management Discussion                             7

    Schedule of Investments                                    10

    Financial Statements                                       19

    Notes to Financial Statements                              27

    Report of Independent Public Accountants                   33

    Retirement Plans from Pioneer                              34

    Programs and Services for Pioneer Shareowners              36

     PIONEER FUND

     ---------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/99
     ---------------------------------------------------------------------------

     DEAR SHAREOWNER,
     ---------------------------------------------------------------------------
     In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings so that they too can have a share in these winners. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

     We know it's challenging to digest all of this information. But no one can know with absolute certainty which stocks or bonds will have good performance from day to day. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend is unlikely to help you reach your financial goals. We believe a well-reasoned investment plan will.

     As in any other year, the first few months of this year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

     Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday.

     I encourage you to read on to learn more about Pioneer Fund. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

     Respectfully,


     /s/ John F. Cogan, Jr.
     John F. Cogan, Jr.
     Chairman and President

     PIONEER FUND

     ---------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/99
     ---------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
     ---------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [TABULAR PRESENTATION OF PIE CHART]

     U.S. Common Stocks            94%
     International Common Stocks    2%
     Depositary Receipts for
       International Stocks         3%
     Short-Term Cash Equivalents    1%

     SECTOR DISTRIBUTION
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

     [TABULAR PRESENTATION OF PIE CHART]

     Technology               23%
     Financial                15%
     Communication Services   13%
     Consumer Cyclicals       12%
     Consumer Staples         11%
     Healthcare                9%
     Energy                    6%
     Capital Goods             4%
     Basic Materials           4%
     Other                     3%

     10 LARGEST HOLDINGS
     ---------------------------------------------------------------------------
     (As a percentage of equity holdings)

     ---------------------------------------------------------------------------------------
       1.  Sun Microsystems, Inc.          4.27%   6.  Motorola, Inc.                  1.88%
     ---------------------------------------------------------------------------------------
       2.  SBC Communications, Inc.        2.98    7.  Texas Instruments, Inc.         1.83
     ---------------------------------------------------------------------------------------
       3.  Schering-Plough Corp.           2.93    8.  BellSouth Corp.                 1.82
     ---------------------------------------------------------------------------------------
       4.  IBM Corp.                       2.46    9.  Hewlett-Packard Co.             1.77
     ---------------------------------------------------------------------------------------
       5.  Sprint Corp.                    1.90   10.  US West Communications Group,   1.74
                                                       Inc.
     ---------------------------------------------------------------------------------------

     Fund holdings will vary for other periods.

     PIONEER FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/99                              CLASS A SHARES
   -----------------------------------------------------------------------------

     SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
     PER SHARE              12/31/99  12/31/98
                            $47.60    $43.30
 DISTRIBUTIONS PER SHARE    INCOME     SHORT-TERM     LONG-TERM
  (12/31/98 - 12/31/99)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.170     -              $2.224

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

    Average Annual Total Returns
    (As of December 31, 1999)

                                   Public
                    Net Asset      Offering
    Period          Value          Price

    10 Years        16.07%         15.38%
    5 Years         25.64          24.16
    1 Year          15.63           8.98

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000

[TABULAR PRESENTATION OF MOUNTAING CHART]



                         Standard       Lipper Growth
               Pioneer   & Poors        and Income
               Fund*     500 Index      Funds Index


12/31/89       9425      10000          10000
               8434       9688           9555
12/31/91      10354      12628          12347
              11762      13588          13466
12/31/93      13435      14951          15172
              13358      15156          15042
12/31/95      16917      20832          19651
              20249      25602          23710
12/31/97      28040      34134          30254
              36171      43869          34843
12/31/99      41821      53079          39389




    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper growth and income funds index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/99                              CLASS B SHARES
   -----------------------------------------------------------------------------

     SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
     PER SHARE              12/31/99    12/31/98
                            $47.24      $43.20

 DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
  (12/31/98 - 12/31/99)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                $2.224

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

    Average Annual Total Returns
    (As of December 31, 1999)


                     If            If
    Period          Held        Redeemed*

    Life-of-Fund   25.42%        24.93%
    (7/1/96)
    1 Year         14.63         10.63

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over 6 years.

Growth of $10,000

[TABULAR PRESENTATION OF MOUNTAING CHART]

                              Standard       Lipper Growth
               Pioneer        & Poors        and Income
               Fund*          500 Index      Funds Index

    7/1/96     10000          10000          10000
               10212          10247          10303
  12/31/96     10991          11100          11086
               11235          11399          11218
   6/30/97     13253          13385          12846
               14473          14387          14010
  12/31/97     15079          14799          14129
               17056          16859          15796
   6/30/98     17319          17415          15842
               15803          15686          13879
  12/31/98     19275          19020          16332
               19543          19965          16615
   6/30/99     21194          21367          18092
               19891          20035          16636
  12/31/99     21794          23013          18427



     The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper growth and income funds index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/99                              CLASS C SHARES
   -----------------------------------------------------------------------------

     SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
     PER SHARE              12/31/99    12/31/98
                            $46.76      $42.76

 DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
  (12/31/98 - 12/31/99)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            -                $2.224

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

    Average Annual Total Returns
    (As of December 31, 1999)


                     If            If
    Period          Held        Redeemed*

    Life-of-Fund   25.08%        25.08%
    (7/1/96)
    1 Year         14.68         14.68

* Assumes reinvestment of distributions. The 1% continget deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

Growth of $10,000

[TABULAR PRESENTATION OF MOUNTAING CHART]

                              Standard       Lipper Growth
               Pioneer        & Poors        and Income
               Fund*          500 Index      Funds Index

   7/1/96      10000          10000          10000
               10117          10247          10303
  12/31/96     10874          11100          11086
               11117          11399          11218
   6/30/97     13114          13385          12846
               14326          14387          14010
  12/31/97     14925          14799          14129
               16880          16859          15796
   6/30/98     17139          17415          15842
               15644          15686          13879
  12/31/98     19081          19020          16332
               19349          19965          16615
   6/30/99     20987          21367          18092
               19701          20035          16636
  12/31/99     21883          23013          18427

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper growth and income funds index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/99                              CLASS Y SHARES
   -----------------------------------------------------------------------------

     SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
     PER SHARE              12/31/99    5/6/99
                            $47.62      $46.44

 DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
   (5/6/99 - 12/31/99)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            $0.238       -                $2.224

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

    Cumulative Annual Total Returns
    (As of December 31, 1999)


                     If            If
    Period          Held        Redeemed*

    Life-of-Fund    8.00%         8.00%
    (5/6/99)


* Assumes reinvestment of distributions.

Growth of $10,000

[TABULAR PRESENTATION OF MOUNTAING CHART]

                              Standard       Lipper Growth
               Pioneer        & Poors        and Income
               Fund*          500 Index      Funds Index

    5/6/99     10000          10000          10000
                9811           9773           9870
   6/30/99     10293          10337          10296
                9972          10005           9999
   8/31/99      9877           9943           9794
                9692           9692           9482
  10/31/99     10273          10299           9914
               10402          10495          10061
  12/31/99     10800          11133          10546

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper growth and income funds index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
--------------------------------------------------------------------------------

In the following interview John Carey, the portfolio manager for Pioneer Fund, discusses the events and factors that influenced your Fund's performance over the last year.

Q:  THE MARKET HAS CHANGED QUITE A BIT OVER THE PAST YEAR. WHAT HAS TAKEN PLACE?

A: The stock market appeared to be very strong during 1999. Yet, upon closer inspection, the strength was primarily in a few sectors, most notably technology. Across many other sectors there was little price movement, and in some cases price declines. It is, we think, fair to say that large numbers of investors have become enthralled by the possibilities for new technology, especially as it relates to the Internet, and are focusing their attention, and investment dollars, on the companies they believe are well positioned to realize the possibilities. On the other hand, companies in such traditional businesses as food processing, railway transportation, banking and insurance, and electrical power supply are having difficulty attracting any investor attention at all.

    As value-oriented investors, we tend to favor companies with established operations, substantial sales and earnings, and conservatively priced shares. So there were times during the year when we felt a bit like the proverbial child with his nose pressed against the glass, looking in on some very grand festivities. Nevertheless, Pioneer Fund did find itself, to some degree, the beneficiary of the prevailing market sentiment. Several of our technology stocks, including Sun Microsystems, Hewlett-Packard, Motorola, and Texas Instruments, had extraordinary years in the stock market. In most cases we had purchased the shares of our technology holdings years before, when the shares were out of favor and trading at much lower prices.

    Similarly, today we are looking for new investments among sectors and securities other investors appear to be neglecting. Like the market, we are enthusiastic about the future of our economy and its leading industries. As we have often observed, however, during the more than 70 years Pioneer has managed this portfolio, the market may overlook some attractive opportunities in its rush to get aboard the fastest moving stocks. Historically, the tortoises have fared quite well against the hares, and now as always we are spending the bulk of our time evaluating the tortoises.

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/99  (CONTINUED)
--------------------------------------------------------------------------------

Q:  HOW DID THE FUND PERFORM DURING THE YEAR?

A: The Fund's Class A shares returned 15.63% at net asset value for 1999. Most of the gain was recorded during the fourth quarter, when the Fund rose by 11.31%. The stock market staged a strong recovery during the fourth quarter, with the Standard & Poor's 500 Index gaining 14.86%. Although Pioneer Fund ended the year with a lower gain than the S&P 500 Index, which returned 20.99% for the year, the Fund fared quite well versus its Lipper Large-Cap Value competitors. These comparable funds rose by an average of 11.26% for the calendar year. (Lipper is an independent firm that tracks mutual fund performance.)

Q:  IN WHAT SECTORS HAVE YOU FOUND OPPORTUNITIES IN RECENT MONTHS?

A: The last quarter of 1999 saw mainly adjustments in existing positions, though we added one stock, Union Pacific, and liquidated two holdings, Hubbell and Wellpoint Health Networks. We also received three new securities as the result of mergers: SBC Communications for Ameritech; Exxon Mobil for Mobil; and Fleet Boston Financial for BankBoston. In the cases of SBC and Exxon Mobil, we had already owned shares of the parent company, and so the mergers just enlarged existing positions. In general over the past year, we have found opportunities in a number of out-of-favor sectors and have purchased shares of railroads, food processors, basic-materials producers, and energy companies, among others. Stock-market volatility has also presented us with opportunities from time to time to buy shares in the changeable technology, financial-services, and pharmaceuticals industries. The key, we think, is not to approach the market with preconceptions about where value may be found, but instead to study the market every day and act whenever attractive opportunities appear.

Q:  WHAT STOCKS OR SECTORS HAVE YOU BEEN AVOIDING?

A: Again, we make every effort not to have either a perennially positive or negative view of any particular industry. We also think it is important to look within industries that are faring poorly to see if there may be one or two companies that are bucking the trend. Generally, those companies will often have superior managements and finances. The strength of Pioneer's investment organization over the years has been its independent research effort. Our staff of analysts are always looking for values in the market.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: THE MARKET AND THE FUND HAVE POSTED IMPRESSIVE RETURNS OVER THE LAST 5 YEARS. DO YOU EXPECT THE GOOD TIMES TO CONTINUE?

A: We are always hopeful about the market and the Fund, but can never provide any guarantees or predictions. Many people have commented on the high level of the current market relative to where the market traded last year and the year before and so forth. Many people have also tried to discern the "law" of the market, which would permit them with confidence to forecast its direction. Unfortunately, that is a demonstrably futile endeavor. The stock market mixes numbers with psychology in ever-varying proportions. To date, no theoretical model is sophisticated enough to account for every alteration in investor sentiment and behavior. At Pioneer we have always taken the approach that we would focus on individual companies and their business prospects - subjects we think we can learn something about - and leave the prognosticating to others.

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               COMMON STOCKS - 99.4%
               BASIC MATERIALS - 4.0%
               ALUMINUM - 0.8%
    738,000    Alcoa, Inc.                                                 $   61,254,000
                                                                           --------------
               CHEMICALS - 1.5%
    290,000    Dow Chemical Co.                                            $   38,751,250
    916,896    E.I. du Pont de Nemours & Co.                                   60,400,524
    200,000    Rohm & Haas Co.                                                  8,137,500
                                                                           --------------
                                                                           $  107,289,274
                                                                           --------------
               CHEMICALS (SPECIALTY) - 0.0%
    167,051    Lilly Industries, Inc.                                      $    2,244,748
                                                                           --------------
               CONTAINERS & PACKAGING (PAPER) - 0.4%
    896,600    Greif Brothers Corp. (Non-voting)                           $   26,673,850
                                                                           --------------
               IRON & STEEL - 0.3%
    296,900    Nucor Corp.*                                                $   16,273,831
    359,000    Steel Dynamics, Inc.*                                            5,721,562
                                                                           --------------
                                                                           $   21,995,393
                                                                           --------------
               METALS MINING - 1.0%
  1,071,200    Newmont Mining Corp.                                        $   26,244,400
    747,900    Phelps Dodge Corp.                                              50,202,787
                                                                           --------------
                                                                           $   76,447,187
                                                                           --------------
               TOTAL BASIC MATERIALS                                       $  295,904,452
                                                                           --------------
               CAPITAL GOODS - 4.1%
               AEROSPACE/DEFENSE - 0.9%
    500,000    Boeing Co.                                                  $   20,781,250
    312,300    General Dynamics Corp.                                          16,473,825
  1,525,000    Lockheed Martin Corp.                                           33,359,375
                                                                           --------------
                                                                           $   70,614,450
                                                                           --------------
               ELECTRICAL EQUIPMENT - 0.6%
    445,800    Emerson Electric Co.                                        $   25,577,775
    112,000    General Electric Co.                                            17,332,000
                                                                           --------------
                                                                           $   42,909,775
                                                                           --------------

  10 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                   VALUE
               MACHINERY (DIVERSIFIED) - 1.5%
  1,260,600    Caterpillar, Inc.                                           $   59,326,987
    571,700    Deere & Co.                                                     24,797,488
    504,450    Ingersoll-Rand Co.                                              27,776,278
    124,200    The Timken Co.                                                   2,538,338
                                                                           --------------
                                                                           $  114,439,091
                                                                           --------------
               MANUFACTURING (DIVERSIFIED) - 0.6%
    355,800    Illinois Tool Works, Inc.                                   $   24,038,737
    343,300    Johnson Controls, Inc.                                          19,525,187
                                                                           --------------
                                                                           $   43,563,924
                                                                           --------------
               MANUFACTURING (SPECIALIZED) - 0.1%
    266,100    Diebold Inc.                                                $    6,253,350
                                                                           --------------
               OFFICE EQUIPMENT & SUPPLIES - 0.4%
    691,400    Canon Inc. (A.D.R.)                                         $   28,044,912
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  305,825,502
                                                                           --------------
               COMMUNICATION SERVICES - 12.8%
               CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.1%
    800,000    Sprint Corp. (PCS Group)*                                   $   82,000,000
                                                                           --------------
               TELECOMMUNICATION - 1.9%
  2,068,000    Sprint Corp.                                                $  139,202,250
                                                                           --------------
               TELEPHONE - 9.8%
    505,448    Alltel Corp.                                                $   41,794,232
  1,666,708    Bell Atlantic Corp.                                            102,606,711
  2,859,600    BellSouth Corp.                                                133,865,025
  1,360,900    GTE Corp.                                                       96,028,506
  4,495,637    SBC Communications, Inc.                                       219,162,304
  1,774,351    US West Communications Group, Inc.                             127,753,272
                                                                           --------------
                                                                           $  721,210,050
                                                                           --------------
               TOTAL COMMUNICATIONS SERVICES                               $  942,412,300
                                                                           --------------
               CONSUMER CYCLICALS - 11.8%
               AUTOMOBILES - 2.0%
    650,444    DaimlerChrysler AG                                          $   50,897,243
  1,785,000    Ford Motor Co.                                                  95,385,937
                                                                           --------------
                                                                           $  146,283,180
                                                                           --------------
               HOUSEHOLD FURNISHINGS & APPLIANCES - 1.4%
    364,800    Sony Corp. (A.D.R.)                                         $  103,876,800
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               LEISURE TIME (PRODUCTS) - 0.1%
    300,000    Hasbro, Inc.                                                $    5,718,750
                                                                           --------------
               PUBLISHING - 1.8%
  3,494,400    John Wiley & Sons, Inc.+                                    $   58,531,200
  1,206,000    McGraw-Hill Co., Inc.                                           74,319,750
                                                                           --------------
                                                                           $  132,850,950
                                                                           --------------
               PUBLISHING (NEWSPAPERS) - 0.8%
    281,900    Belo (A.H.) Corp.                                           $    5,373,719
    636,100    Central Newspapers, Inc.                                        25,046,437
    400,000    Dow Jones & Co., Inc.                                           27,200,000
                                                                           --------------
                                                                           $   57,620,156
                                                                           --------------
               RETAIL (DEPARTMENT STORES) - 1.4%
    474,500    Harcourt General, Inc.                                      $   19,098,625
    596,400    Kohl's Corp.*                                                   43,052,625
  1,234,800    May Department Stores Co.                                       39,822,300
    142,966    Neiman Marcus Group (Class B)*                                   3,851,147
                                                                           --------------
                                                                           $  105,824,697
                                                                           --------------
               RETAIL (DISCOUNTERS) - 0.6%
  1,843,875    Dollar General Corp.                                        $   41,948,156
                                                                           --------------
               RETAIL (GENERAL MERCHANDISE) - 2.4%
  1,380,000    Dayton Hudson Corp.                                         $  101,343,750
  1,052,000    Wal-Mart Stores, Inc.                                           72,719,500
                                                                           --------------
                                                                           $  174,063,250
                                                                           --------------
               RETAIL (SPECIALTY) - 0.1%
    505,700    Barnes & Noble, Inc.*                                       $   10,430,062
                                                                           --------------
               RETAIL (SPECIALTY/APPAREL) - 0.7%
  1,197,900    Gap Inc.                                                    $   55,103,400
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 0.5%
    390,200    Omnicom Group                                               $   39,020,000
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  872,739,401
                                                                           --------------
               CONSUMER STAPLES - 10.6%
               BEVERAGES (NON-ALCOHOLIC) - 0.6%
  1,357,900    Pepsico, Inc.                                               $   47,865,975
                                                                           --------------

  12 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               BROADCASTING (TELEVISION/RADIO/CABLE) - 2.0%
  1,511,900    CBS Corp.                                                   $   96,667,106
    202,000    Cox Communications, Inc.*                                       10,403,000
    565,700    MediaOne Group, Inc.*                                           43,452,831
                                                                           --------------
                                                                           $  150,522,937
                                                                           --------------
               DISTRIBUTORS (FOOD & HEALTH) - 0.5%
    866,200    Sysco Corp.                                                 $   34,269,037
                                                                           --------------
               FOODS - 4.2%
  1,611,800    Bestfoods                                                   $   84,720,238
  1,068,000    Campbell Soup Co.                                               41,318,250
    804,000    ConAgra, Inc.                                                   18,140,250
    960,600    General Mills, Inc.                                             34,341,450
  1,055,150    H.J. Heinz Co.                                                  42,008,159
    750,000    Hershey Foods Corp.                                             35,625,000
     99,000    Nestle SA (A.D.R.)                                               9,067,781
    589,100    Ralston-Ralston Purina Group                                    16,421,163
  1,330,000    Sara Lee Corp.                                                  29,343,125
                                                                           --------------
                                                                           $  310,985,416
                                                                           --------------
               HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.9%
  1,058,600    Colgate-Palmolive Co.                                       $   68,809,000
                                                                           --------------
               RESTAURANTS - 0.4%
    640,000    McDonald's Corp.                                            $   25,800,000
                                                                           --------------
               RETAIL (DRUG STORES) - 1.4%
    509,800    CVS Corp.                                                   $   20,360,138
  2,851,200    Walgreen Co.                                                    83,397,600
                                                                           --------------
                                                                           $  103,757,738
                                                                           --------------
               RETAIL STORES (FOOD CHAINS) - 0.2%
    670,000    Kroger Co.*                                                 $   12,646,250
                                                                           --------------
               SERVICES (EMPLOYMENT) - 0.4%
  1,066,900    Robert Half International, Inc.*                            $   30,473,331
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $  785,129,684
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               ENERGY - 5.6%
               OIL (DOMESTIC INTEGRATED) - 1.4%
    849,300    Atlantic Richfield Co.                                      $   73,464,450
    700,000    Conoco Inc. (Class A)                                           17,325,000
    711,256    Conoco Inc. (Class B)                                           17,692,493
                                                                           --------------
                                                                           $  108,481,943
                                                                           --------------
               OIL (INTERNATIONAL INTEGRATED) - 3.4%
  1,115,500    Chevron Corp.                                               $   96,630,188
  1,503,493    Exxon Mobil Corp.                                              121,125,155
    600,000    Texaco, Inc.                                                    32,587,500
                                                                           --------------
                                                                           $  250,342,843
                                                                           --------------
               OIL & GAS (DRILLING & EQUIPMENT) - 0.8%
    523,000    Schlumberger Ltd.                                           $   29,418,750
    370,100    Smith International, Inc.*                                      18,389,344
    301,253    Transocean Sedco Forex Inc.                                     10,148,454
                                                                           --------------
                                                                           $   57,956,548
                                                                           --------------
               TOTAL ENERGY                                                $  416,781,334
                                                                           --------------
               FINANCIAL - 14.6%
               BANKS (MAJOR REGIONAL) - 4.8%
  2,846,800    The Bank of New York Co., Inc.                              $  113,872,000
    532,980    Fleet Boston Financial Corp.                                    18,554,366
    473,700    Comerica, Inc.                                                  22,115,869
    738,100    Huntington Bancshares, Inc.                                     17,622,137
  1,886,600    Mellon Bank Corp.                                               64,262,312
  2,364,648    National City Corp.                                             56,012,600
    806,800    State Street Corp.                                              58,946,825
                                                                           --------------
                                                                           $  351,386,109
                                                                           --------------
               BANKS (REGIONAL) - 0.7%
    625,700    First Tennessee National Corp.                              $   17,832,450
    539,200    Zions Bancorporation                                            31,913,900
                                                                           --------------
                                                                           $   49,746,350
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 0.9%
    535,642    Associates First Capital Corp.                              $   14,696,677
    346,750    Morgan Stanley, Dean Witter, Discover & Co.                     49,498,563
                                                                           --------------
                                                                           $   64,195,240
                                                                           --------------

  14 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               INSURANCE (LIFE/HEALTH) - 1.3%
  2,136,400    Axa Financial Inc.                                          $   72,370,550
    536,200    ReliaStar Financial Corp.                                       21,012,338
                                                                           --------------
                                                                           $   93,382,888
                                                                           --------------
               INSURANCE (MULTI-LINE) - 0.8%
    574,812    American International Group, Inc.                          $   62,151,548
                                                                           --------------
               INSURANCE (PROPERTY/CASUALTY) - 2.1%
  1,174,200    Chubb Corp.                                                 $   66,122,137
    607,300    Excel Ltd.                                                      31,503,688
    531,300    Partnerre Ltd.                                                  17,234,043
    830,400    Safeco Corp.                                                    20,656,200
    647,600    The St. Paul Companies, Inc.                                    21,816,025
                                                                           --------------
                                                                           $  157,332,093
                                                                           --------------
               INSURANCE BROKERS - 0.9%
    729,000    Marsh & McLennan Co., Inc.                                  $   69,756,188
                                                                           --------------
               INVESTMENT BANKING/BROKERAGE - 1.7%
    621,000    Merrill Lynch & Co., Inc.                                   $   51,853,500
  1,820,500    Paine Webber Group, Inc.                                        70,658,156
                                                                           --------------
                                                                           $  122,511,656
                                                                           --------------
               INVESTMENT MANAGEMENT - 1.2%
    677,000    Federated Investors, Inc. (Class B)                         $   13,582,312
  2,100,000    T. Rowe Price Associates, Inc.                                  77,568,750
                                                                           --------------
                                                                           $   91,151,062
                                                                           --------------
               SAVINGS & LOAN COMPANIES - 0.2%
    693,840    Washington Mutual, Inc.                                     $   18,039,840
                                                                           --------------
               TOTAL FINANCIAL                                             $1,079,652,974
                                                                           --------------
               HEALTHCARE - 9.6%
               HEALTHCARE (DIVERSIFIED) - 3.0%
  1,333,300    Abbott Laboratories                                         $   48,415,456
  1,428,000    Bristol-Myers Squibb Co.                                        91,659,750
    850,000    Johnson & Johnson                                               79,156,250
                                                                           --------------
                                                                           $  219,231,456
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.1%
    749,000    Eli Lilly & Co.                                             $   49,808,500
    600,600    Merck & Co., Inc.                                               40,277,738
    500,000    Pfizer Inc.                                                     16,218,750
      3,898    Roche Holdings AG                                               46,267,789
  5,092,800    Schering-Plough Corp.                                          214,852,500
  1,243,000    Smithkline Beecham Plc (A.D.R.)                                 80,095,813
                                                                           --------------
                                                                           $  447,521,090
                                                                           --------------
               HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 0.5%
  1,532,800    Becton, Dickinson & Co.                                     $   41,002,400
                                                                           --------------
               TOTAL HEALTHCARE                                            $  707,754,946
                                                                           --------------
               TECHNOLOGY - 23.3%
               COMMUNICATIONS EQUIPMENT - 3.6%
    300,500    General Instrument Corp.*                                   $   25,542,500
    363,400    Harris Corp.                                                     9,698,238
    463,400    Lanier Worldwide, Inc.*                                          1,795,675
  1,216,968    Lucent Technologies, Inc.                                       91,044,418
    937,900    Motorola, Inc.                                                 138,105,775
                                                                           --------------
                                                                           $  266,186,606
                                                                           --------------
               COMPUTERS (HARDWARE) - 9.6%
  3,290,000    Compaq Computer Corp.                                       $   89,035,625
  1,140,000    Hewlett-Packard Co.                                            129,888,750
  1,674,000    IBM Corp.                                                      180,792,000
  4,045,800    Sun Microsystems, Inc.*                                        313,296,638
                                                                           --------------
                                                                           $  713,013,013
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 2.3%
    408,000    Adobe Systems, Inc.                                         $   27,438,000
    402,200    Aspen Technology, Inc.*                                         10,633,163
    360,000    BMC Software, Inc.*                                             28,777,500
    190,000    Microsoft Corp.                                                 22,182,500
    600,000    Oracle Corp.*                                                   67,237,500
    498,500    Peoplesoft, Inc.*                                               10,624,281
                                                                           --------------
                                                                           $  166,892,944
                                                                           --------------

  16 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               ELECTRONICS (SEMICONDUCTORS) - 4.0%
    800,000    Altera Corp.*                                               $   39,650,000
  1,470,000    Intel Corp.                                                    120,999,375
  1,384,000    Texas Instruments, Inc.                                        134,075,000
                                                                           --------------
                                                                           $  294,724,375
                                                                           --------------
               EQUIPMENT (SEMICONDUCTORS) - 0.5%
    295,000    Applied Materials, Inc.*                                    $   37,372,813
                                                                           --------------
               PHOTOGRAPHY/IMAGING - 0.6%
    729,100    Eastman Kodak Co.                                           $   48,302,875
                                                                           --------------
               SERVICES (COMPUTER SYSTEMS) - 1.1%
    823,100    Computer Sciences Corp.*                                    $   77,885,838
                                                                           --------------
               SERVICES (DATA PROCESSING) - 1.6%
    914,200    Automatic Data Processing, Inc.                             $   49,252,525
    276,400    DST Systems, Inc.*                                              21,092,775
    454,000    Electronic Data Systems Corp.                                   30,389,625
    367,500    Fiserv, Inc.*                                                   14,079,844
                                                                           --------------
                                                                           $  114,814,769
                                                                           --------------
               TOTAL TECHNOLOGY                                            $1,719,193,233
                                                                           --------------
               TRANSPORTATION - 2.0%
               AIRLINES - 0.7%
    422,908    Delta Air Lines, Inc.                                       $   21,066,105
  1,692,400    Southwest Airlines                                              27,395,725
                                                                           --------------
                                                                           $   48,461,830
                                                                           --------------
               RAILROAD - 1.3%
  1,154,200    Burlington Northern, Inc.                                   $   27,989,350
  2,313,900    Norfolk Southern Corp.                                          47,434,950
    470,800    Union Pacific Corp.                                             20,538,650
                                                                           --------------
                                                                           $   95,962,950
                                                                           --------------
               TOTAL TRANSPORTATION                                        $  144,424,780
                                                                           --------------
               UTILITIES - 1.0%
               ELECTRIC COMPANIES - 0.7%
  1,125,100    Allegheny Power Systems, Inc.                               $   30,307,381
  1,068,900    DPL, Inc.                                                       18,505,331
                                                                           --------------
                                                                           $   48,812,712
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND

  ------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99                             (CONTINUED)
  ------------------------------------------------------------------------------

  SHARES                                                                            VALUE
               NATURAL GAS - 0.2%
    767,533    Indiana Energy, Inc.                                        $   13,623,711
                                                                           --------------
               WATER UTILITY - 0.1%
    552,600    American Water Works Co., Inc.,                             $   11,742,750
                                                                           --------------
               TOTAL UTILITIES                                             $   74,179,173
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $3,758,899,231)                                       $7,343,997,779
                                                                           --------------
 PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENT - 0.6%
               COMMERCIAL PAPER - 0.6%
$44,885,000    American Express Credit Corp., 4.25%, 1/3/00                $   44,885,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $44,885,000)                                          $   44,885,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $3,803,784,231)(a)                                    $7,388,882,779
                                                                           ==============

    * Non-income producing security.
    + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
    (a) At December 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $3,804,413,866 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost                $3,724,356,510

         Aggregate gross unrealized loss for all
         investments in which there is an excess of tax
         cost over value                                                     (139,887,597)
                                                                           --------------
         Net unrealized gain                                               $3,584,468,913
                                                                           ==============

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999, aggregated
    $1,397,692,329 and $646,216,999, respectively.


  18 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  ------------------------------------------------------------------------------
     BALANCE SHEET 12/31/99
  ------------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
       cash investment of $44,885,000) (cost $3,803,784,231)      $7,388,882,779
     Cash                                                                     13
     Receivables -
        Investments securities sold                                    4,799,990
        Fund shares sold                                              11,818,960
        Dividends, interest and foreign taxes withheld                 6,540,413
     Other                                                                85,248
                                                                  --------------
           Total assets                                           $7,412,127,403
                                                                  --------------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                   $    3,899,752
     Due to affiliates                                                 7,277,140
     Accrued expenses                                                    588,427
                                                                  --------------
           Total liabilities                                      $   11,765,319
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $3,815,895,582
     Accumulated net realized loss on investments                       (629,635)
     Net unrealized gain on investments                            3,585,098,548
     Net unrealized loss on assets and liabilities denominated
       in foreign currencies                                              (2,411)
                                                                  --------------
           Total net assets                                       $7,400,362,084
                                                                  ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $6,638,129,901/139,466,472 shares)         $        47.60
                                                                  ==============
     Class B (based on $593,145,005/12,555,742 shares)            $        47.24
                                                                  ==============
     Class C (based on $156,739,091/3,352,303 shares)             $        46.76
                                                                  ==============
     Class Y (based on $12,348,087/259,313 shares)                $        47.62
                                                                  ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        50.50
                                                                  ==============

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND

  ------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
  ------------------------------------------------------------------------------

     FOR THE YEAR ENDED 12/31/99

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $552,634)                                        $ 94,221,864
    Interest                                                 2,511,671
                                                          ------------
          Total investment income                                            $ 96,733,535
                                                                             ------------
 EXPENSES:
    Management fees
       Basic fee                                          $ 38,965,334
       Performance adjustment                                4,295,583
    Transfer agent fees
       Class A                                              10,884,716
       Class B                                               1,180,359
       Class C                                                 258,112
       Class Y                                                     704
    Distribution fees
       Class A                                              12,545,823
       Class B                                               4,330,244
       Class C                                               1,001,588
    Administrative fees                                        887,723
    Custodian fees                                             246,442
    Registration fees                                          553,080
    Professional fees                                          240,944
    Printing                                                   441,169
    Fees and expenses of nonaffiliated trustees                 89,552
    Miscellaneous                                               76,477
                                                          ------------
          Total expenses                                                     $ 75,997,850
          Less fees paid indirectly                                              (849,845)
                                                                             ------------
          Net expenses                                                       $ 75,148,005
                                                                             ------------
             Net investment income                                           $ 21,585,530
                                                                             ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
       Investments                                        $325,812,043
       Other assets and liabilities denominated in
         foreign currencies                                       (503)      $325,811,540
                                                          ------------
    Change in net unrealized gain from:
       Investments                                        $609,477,463
       Other assets and liabilities denominated in
         foreign currencies                                     (2,411)
                                                          ------------
             Net gain on investments                                         $609,475,052
                                                                             ------------
             Net increase in net assets resulting from
               operations                                                    $956,872,122
                                                                             ============

  20 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  ------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
  ------------------------------------------------------------------------------

     FOR THE YEARS ENDED 12/31/99 AND 12/31/98

                                                                YEAR ENDED       YEAR ENDED
 FROM OPERATIONS:                                                12/31/99         12/31/98
 Net investment income                                        $   21,585,530   $   23,583,905
 Net realized gain on investments                                325,811,540      188,378,688
 Change in net unrealized gain on investments                    609,475,052    1,016,960,019
                                                              --------------   --------------
       Net increase in net assets resulting
          from operations                                     $  956,872,122   $1,228,922,612
                                                              --------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
       Class A ($0.17 and $0.21 per share, respectively)      $  (22,551,949)  $  (23,991,812)
       Class Y ($0.24 and $0.00 per share, respectively)             (58,721)               -
 Net realized gain:
       Class A ($2.22 and $1.49 per share, respectively)        (296,872,046)    (178,206,860)
       Class B ($2.22 and $1.49 per share, respectively)         (25,951,539)      (8,623,800)
       Class C ($2.22 and $1.49 per share, respectively)          (6,757,201)      (1,502,241)
       Class Y ($2.22 and $0.00 per share, respectively)            (546,104)               -
                                                              --------------   --------------
             Total distributions to shareholders              $ (352,737,560)  $ (212,324,713)
                                                              --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $1,652,707,636   $1,075,355,825
 Reinvestment of distributions                                   317,373,755      192,687,584
 Cost of shares repurchased                                     (881,798,971)    (629,692,713)
                                                              --------------   --------------
       Net increase in net assets resulting from fund share
        transactions                                          $1,088,282,420   $  638,350,696
                                                              --------------   --------------
       Net increase in net assets                             $1,692,416,982   $1,654,948,595
 NET ASSETS:
 Beginning of year                                             5,707,945,102    4,052,996,507
                                                              --------------   --------------
 End of year (including accumulated undistributed net
  investment income of $0 and $0, respectively)               $7,400,362,084   $5,707,945,102
                                                              ==============   ==============

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER FUND

  ------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS                          (CONTINUED)
  ------------------------------------------------------------------------------

     FOR THE YEARS ENDED 12/31/99 AND 12/31/98

CLASS A                            '99 SHARES      '99 AMOUNT     '98 SHARES     '98 AMOUNT
 Shares sold                        25,703,151    $1,175,889,963   20,599,912    $ 809,225,041
 Reinvestment of distributions       6,247,722       289,977,993    4,465,786      183,937,799
 Less shares repurchased            (16,931,541)    (775,592,354)  (14,825,021)   (578,631,413)
                                    -----------   --------------   -----------   -------------
          Net increase              15,019,332    $  690,275,602   10,240,677    $ 414,531,427
                                    ===========   ==============   ===========   =============
 CLASS B
 Shares sold                         7,621,706    $  346,726,886    5,636,157    $ 221,555,435
 Reinvestment of distributions         485,474        22,383,744      186,678        7,724,353
 Less shares repurchased            (1,842,368)      (84,273,185)  (1,046,121)     (40,159,056)
                                    -----------   --------------   -----------   -------------
          Net increase               6,264,812    $  284,837,445    4,776,714    $ 189,120,732
                                    ===========   ==============   ===========   =============
 CLASS C
 Shares sold                         2,613,225    $  117,740,196    1,134,435    $  44,575,349
 Reinvestment of distributions          96,697         4,413,373       25,035        1,025,432
 Less shares repurchased              (465,754)      (21,021,787)    (289,689)     (10,902,244)
                                    -----------   --------------   -----------   -------------
          Net increase               2,244,168    $  101,131,782      869,781    $  34,698,537
                                    ===========   ==============   ===========   =============
 CLASS Y*
 Shares sold                           265,515    $   12,350,591
 Reinvestment of distributions          12,888           598,645
 Less shares repurchased               (19,090)         (911,645)
                                    ----------      ------------
          Net increase                 259,313    $   12,037,591
                                    ----------      ------------

* Class Y shares were first publicly offered on May 6, 1999.



  22 The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                                         12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
Net asset value, beginning of year                             $   43.30     $   34.95     $   26.89     $   24.36     $    21.32
                                                               ----------    ----------    ----------    ----------    ----------
Increase from investment operations:
   Net investment income                                       $    0.18     $    0.21     $    0.30     $    0.37     $     0.49
   Net realized and unrealized gain on investments and
     foreign currency transactions                                  6.51          9.84          9.97          4.35           5.13
                                                               ----------    ----------    ----------    ----------    ----------
      Net increase from investment operations                  $    6.69     $   10.05     $   10.27     $    4.72     $     5.62
Distributions to shareholders:
   Net investment income                                           (0.17)        (0.21)        (0.31)        (0.37)         (0.49)
   Net realized gain                                               (2.22)        (1.49)        (1.90)        (1.82)         (2.09)
                                                               ----------    ----------    ----------    ----------    ----------
Net increase in net asset value                                $    4.30     $    8.35     $    8.06     $    2.53     $     3.04
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $   47.60     $   43.30     $   34.95     $   26.89     $    24.36
                                                               ==========    ==========    ==========    ==========    ==========
Total return*                                                      15.63%        29.00%        38.47%        19.70%         26.64%
Ratio of net expenses to average net assets+                        1.10%         1.09%         1.03%         1.01%          0.95%
Ratio of net investment income to average net assets+               0.39%         0.52%         0.93%         1.40%          2.01%
Porfolio turnover rate                                                10%            9%           17%           25%            31%
Net assets, end of year (in thousands)                         $6,638,130    $5,388,761    $3,991,726    $2,896,670    $2,466,098
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                     1.09%         1.08%         1.02%         0.99%          0.94%
   Net investment income                                            0.40%         0.53%         0.94%         1.42%          2.02%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 23

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED      7/1/96 TO
CLASS B                                                        12/31/99      12/31/98     12/31/97(a)    12/31/96(a)
Net asset value, beginning of period                           $  43.20      $  35.01       $ 27.02        $26.40
                                                               --------      --------       -------        ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  (0.12)     $  (0.04)      $  0.01        $ 0.07
   Net realized and unrealized gain on investments and
     foreign currency transactions                                 6.38          9.72          9.99          2.50
                                                               --------      --------       -------        ------
      Net increase from investment operations                  $   6.26      $   9.68       $ 10.00        $ 2.57
Distributions to shareholders:
   Net investment income                                              -             -         (0.11)        (0.07)
   In excess of net investment income                                 -             -             -         (0.06)
   Net realized gain                                              (2.22)        (1.49)        (1.90)        (1.82)
                                                               --------      --------       -------        ------
Net increase in net asset value                                $   4.04      $   8.19       $  7.99        $ 0.62
                                                               --------      --------       -------        ------
Net asset value, end of period                                 $  47.24      $  43.20       $ 35.01        $27.02
                                                               ========      ========       =======        ======
Total return*                                                     14.63%        27.82%        37.19%         9.92%
Ratio of net expenses to average net assets+                       1.98%         1.99%         1.92%         1.82%**
Ratio of net investment income (loss) to average net assets+      (0.50)%       (0.41)%       (0.02)%        0.46%**
Porfolio turnover rate                                               10%            9%           17%           25%
Net assets, end of period (in thousands)                       $593,145      $271,796       $53,010        $8,940
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                    1.96%         1.96%         1.88%         1.80%**
   Net investment income (loss)                                   (0.48)%       (0.38)%        0.02%         0.48%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.



  24 The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/99
--------------------------------------------------------------------------------

                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED      7/1/96 TO
CLASS C                                                        12/31/99      12/31/98     12/31/97(a)    12/31/96(a)
Net asset value, beginning of period                           $  42.76      $ 34.66        $26.74         $26.40
                                                               --------      -------        ------         ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  (0.09)     $ (0.04)       $ 0.02         $ 0.03
   Net realized and unrealized gain on investments and
     foreign currency transactions                                 6.31         9.63          9.89           2.23
                                                               --------      -------        ------         ------
      Net increase from investment operations                  $   6.22      $  9.59        $ 9.91         $ 2.26
Distributions to shareholders:
   Net investment income                                              -            -         (0.09)         (0.03)
   In excess of net investment income                                 -            -             -          (0.07)
   Net realized gain                                              (2.22)       (1.49)        (1.90)         (1.82)
                                                               --------      -------        ------         ------
Net increase in net asset value                                $   4.00      $  8.10        $ 7.92         $ 0.34
                                                               --------      -------        ------         ------
Net asset value, end of period                                 $  46.76      $ 42.76        $34.66         $26.74
                                                               ========      =======        ======         ======
Total return*                                                     14.68%       27.85%        37.25%          8.74%
Ratio of net expenses to average net assets+                       1.96%        1.97%         1.87%          2.11%**
Ratio of net investment income (loss) to average net assets+      (0.49)%      (0.39)%        0.02%          0.20%**
Porfolio turnover rate                                               10%           9%           17%            25%
Net assets, end of period (in thousands)                       $156,739      $47,389        $8,261         $1,831
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                    1.93%        1.93%         1.83%          2.08%**
   Net investment income (loss)                                   (0.46)%      (0.35)%        0.06%          0.23%**

(a)  The per share data presented above is based upon the average shares outstanding for the period presented.
*    Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 25

     PIONEER FUND

  ------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/99
  ------------------------------------------------------------------------------


                                                               5/6/99 TO
 CLASS Y(a)                                                     12/31/99
 Net asset value, beginning of period                           $ 46.44
                                                                -------
 Increase from investment operations:
    Net investment income                                       $  0.23
    Net realized and unrealized gain on investments and
      foreign currency transactions                                3.41
                                                                -------
          Net increase from investment operations               $  3.64
 Distributions to shareholders:
    Net investment income                                         (0.24)
    Net realized gain                                             (2.22)
                                                                -------
 Net increase in net asset value                                $  1.18
                                                                -------
 Net asset value, end of period                                 $ 47.62
                                                                =======
 Total return*                                                     8.00%
 Ratio of net expenses to average net assets+                      0.72%**
 Ratio of net investment income to average net assets+             0.73%**
 Porfolio turnover rate                                              10%
 Net assets, end of period (in thousands)                       $12,348
 Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                   0.71%**
    Net investment income                                          0.74%**

 (a)  Class Y shares were first publicly offered on May 6, 1999.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
 **   Annualized.
 +    Ratios assuming no reduction for fees paid indirectly.

  26 The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

  ------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/99
  ------------------------------------------------------------------------------

     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund is reasonable income and capital growth.

     The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on May 6, 1999. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is

     PIONEER FUND

  ------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/99                       (CONTINUED)
  ------------------------------------------------------------------------------

        recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

        Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain on investments is $59,103 of class action settlements received by the Fund during the year ended December 31, 1999.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized

     PIONEER FUND

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

        gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At December 31, 1999, the Fund reclassified $1,025,140 and $3,685,715 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

        In order to comply with federal income tax regulations, the Fund has designated $326,441,678 as a capital gain dividend for purposes of the dividend paid deduction.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
        (PGI). PFD earned approximately $3,237,835 in underwriting commissions on the sale of fund shares during the year ended December 31, 1999.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C

     PIONEER FUND

  ------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/99                       (CONTINUED)
  ------------------------------------------------------------------------------

        and Class Y shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of (plus or minus sign)0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the year ended December 31, 1999, the aggregate performance adjustment resulted in an increase to management fees of $4,295,583. For the year ended December 31, 1999, the management fee was equivalent to 0.67% of average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1999, $4,211,080 was payable to PIM related to management fees, administrative fees and certain other services.

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,140,327 in transfer agent fees payable to PSC at December 31, 1999.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C Shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares.

     PIONEER FUND

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

     The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,925,733 in distribution fees payable to PFD at December 31, 1999.

     In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1999, CDSCs in the amount of $946,101 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $849,845 under such arrangements.

     6. LINE OF CREDIT FACILITY

     The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

     The average daily amount of borrowings outstanding during the year ended December 31, 1999 was $27,213. The average daily shares outstanding during the year were 141,552,470 resulting in an

     PIONEER FUND

  ------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/99                       (CONTINUED)
  ------------------------------------------------------------------------------

     average borrowing of less than one cent per share. The related weighted average annualized interest rate for the year was 5.3%, and the total interest expense on such borrowings was $4,312.

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 1999:

  ---------------------------------------------------------------------------
                                                   DIVIDEND
  AFFILIATES                  PURCHASES   SALES     INCOME       VALUE

  John Wiley & Sons, Inc.         --        --     $484,813   $58,531,200
  ---------------------------------------------------------------------------

     PIONEER FUND

  ------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
  ------------------------------------------------------------------------------

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER FUND:

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


     ARTHUR ANDERSEN LLP


     Boston, Massachusetts
     February 4, 2000

  ------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER
  ------------------------------------------------------------------------------


    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

    INDIVIDUAL RETIREMENT ACCOUNT (IRA)

    TRADITIONAL IRA

    A Traditional IRA allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA

    Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70 1/2, although there are income limits for contributions at any age.

    401(k) PLAN

    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)

    IRA

    Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

    403(b) PLAN

    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN

    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-BASED PROFIT SHARING PLAN

    Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)

    Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

  ------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
  ------------------------------------------------------------------------------

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)

     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)

     Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

     INVESTOMATIC PLAN

     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)

     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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     AUTOMATIC EXCHANGE PROGRAM

     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS

     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT

     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)

     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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    HOW TO CONTACT PIONEER
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   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM
   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM



   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

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   [PIONEER LOGO] PIONEER INVESTMENT MANAGEMENT, INC.
                  60 STATE STREET                           7310-00-0200
                  BOSTON, MASSACHUSETTS 02109           (C) PIONEER FUNDS DISTRIBUTOR, INC.
                  WWW.PIONEERFUNDS.COM                  [RECYCLE LOGO] PRINTED ON RECYCLED PAPER
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